Post-Balance Sheet Events	12 Months Ended
Dec. 31, 2024
Events After Reporting Period [Abstract]
Post-Balance Sheet Events	Post-balance sheet events
On January 23, 2025, and March 4, 2025, Shell announced changes to the Executive Committee. As per the announcements, with effect from April 1, 2025, the most senior leadership structure will be delayered to reflect the three primary areas of business value – Integrated Gas; Upstream; and Downstream, Renewables and Energy Solutions, while elevating Trading and Supply. These changes will not affect Shell's reporting segments as the changes do not impact how the Chief Executive Officer, who serves as the Chief Operating Decision Maker, makes decisions about allocating resources and assessing performance.
On January 30, 2025, Shell announced the commencement of a $3.5 billion share buyback programme (the "programme") covering an aggregate contract term of approximately three months. The purpose of the programme is to reduce the issued share capital of the Company. All shares repurchased as part of the programme will be cancelled. It is intended that, subject to market conditions, the programme will be completed prior to the Company's first quarter 2025 results announcement, scheduled for May 2, 2025. The Company has entered into an arrangement with a single broker consisting of two irrevocable, non-discretionary contracts, to enable the purchase of ordinary shares.
On March 13, 2025, Shell completed the sale of The Shell Petroleum Development Company of Nigeria Limited (SPDC) to Renaissance, as announced on January 16, 2024. The divestment of SPDC aligns with Shell's intent to simplify its presence in Nigeria through an exit of onshore oil production in the Niger Delta and a focus of future disciplined investment in its deep-water and integrated gas positions. As part of the transaction, Shell has also provided loan facilities. No significant impairments are expected as a result of completion of the transaction.